SCHEDULE 14C INFORMATION

         INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                   Check the appropriate box:

[ X ]  Preliminary Information     [   ]  Confidential, For Use Of The
       Statement                          Commission Only (As Permitted
                                          By Rule 14c-5 (d)(2)

[   ]  Definitive Information Statement

                     AVAILENT FINANCIAL INC.
       ---------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

       Payment of Filing Fee (Check the appropriate box):

                   [   ]     No fee required.

[ X ]  Fee computed on table below per Exchange Act Rules
       14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

             Redeemable convertible Preferred Stock
                   of C.E.C. Industries Corp.

(2)  Aggregate number of securities to which transaction applies:

            100,000 shares of Redeemable convertible
           Preferred Stock of C.E.C. Industries Corp.

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             US$.01 (1 cent) per share of Redeemable
                 convertible Preferred Stock of
                     C.E.C. Industries Corp.

      (4)  Proposed maximum aggregate value of transaction:

                           US$1,000.00

                      (5)  Total fee paid:

                             US$2.00

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ----------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------

     (3)  Filing Party:

     ----------------------------------------------------------

     (4)  Date Filed:

     ----------------------------------------------------------

First mailed to stockholders on or about July ___, 2004.

                     AVAILENT FINANCIAL INC.
                      2720 Stemmons Freeway
                     South Tower, Suite 600
                        Dallas, TX 75207

                PRELIMINARY INFORMATION STATEMENT
 PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
   AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

            NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS
           IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
                 TO BE EFFECTIVE JULY 23, 2004.

TO OUR STOCKHOLDERS:

     This Preliminary Information Statement and Notice of Action Taken Without a Meeting (collectively, the "Information Statement) is being furnished to stockholders of record on July 23, 2004
(the "Record Date"), of Availent Financial, Inc., a Delaware corporation (the "Company" or "Availent"), in connection with the following action taken by written consent of holders of a majority of the outstanding shares of Availent's Common Stock entitled to vote on the following proposal:

     1. Approve the terms of a stock purchase agreement whereby the stockholders of Availent, will sell to Availent Acquisition Group, Inc., a wholly owned subsidiary of C.E.C. Industries Corp. ("CECC"), in exchange for a certain amount of shares of CECC redeemable convertible preferred stock, all of the issued and outstanding shares of Availent Mortgage, Inc. ("Mortgage"). A copy of the stock purchase agreement is attached as Appendix A.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY

     The Company's Board of Directors has fully reviewed and unanimously approved the actions in connection with the above-referenced stock purchase agreement and has determined that the consideration to Availent's stockholders is fair in connection with the acquisition of Mortgage by Availent Acquisition Group, Inc.

     The holders of 80.0% of the outstanding shares of our Common Stock have executed a written consent in favor of the above proposal. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our stockholders.

     This Information Statement will serve as written Notice to stockholders pursuant to Section 228 of the Delaware General
Corporation Law (the "DGCL").

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER
DESCRIBED HEREIN.

               By order of the Board of Directors,
                      /s/ Patrick McGeeney
                  -----------------------------
                        Patrick McGeeney
                      Chairman of the Board

                           APPENDIX A
                           ----------











                    STOCK PURCHASE AGREEMENT

                          by and among

                      CEC INDUSTRIES CORP.
                      a Nevada Corporation

                               and

                AVAILENT ACQUISITION GROUP, INC.
                      a Nevada Corporation

                               and

                    AVAILENT FINANCIAL, INC.
                     a Delaware Corporation.


                      Dated July ___, 2004

                    STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into this ____ day of July 2004, is by and among C.E.C. Industries Corp. ("CECC"), a Nevada corporation, having its principal place of business at 130 Arbor Way, Henderson, NV 89156; Availent Financial, Inc. ("Availent"), a Delaware corporation, having its principal place of business at 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, Texas 75207; and Availent Acquisition Group, Inc. ("Acquisition Group"), a Nevada corporation, having its principal place of business at c/o C.E.C. Industries Corp., 130 Arbor Way, Henderson, NV 89156.Parties CECC, Availent and AAC are hereinafter sometimes individually referred to as a "Party" and collectively as the "Parties".

                            Premises

     A. This Agreement provides for the acquisition of all of the issued and outstanding shares of Availent's wholly-owned subsidiary, Availent Mortgage, Inc. ("Mortgage"), by CECC's wholly owned subsidiary, Acquisition Group; and in connection therewith, the issuance of __________ CECC Redeemable Convertible Preferred Stock to the Availent's shareholders or their assignees (the "Transaction").

     B. The shareholders and boards of directors of Availent, Acquisition Group and CECC have determined, subject to the terms and conditions set forth in this Agreement, that the Transaction is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the Transaction.

                            Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived here from, the Parties hereby covenant and agree as follows:


                            ARTICLE I
          REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                   CECC AND ACQUISITION GROUP

     As an inducement to and to obtain the reliance of Availent, CECC and Acquisition Group represent and warrant as follows:

     Section 1.1 ORGANIZATION. CECC is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of CECC's articles of incorporation or bylaws. CECC has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. Acquisition Group is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Acquisition Group's articles of incorporation or bylaws. Acquisition Group has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 1.2 SUBSIDIARIES. CECC has the following wholly owned subsidiaries:

               Paycard Unlimited, Inc., and
               Availent Acquisition Group, Inc.

     Section 1.3    TAX MATTERS: BOOKS AND RECORDS.

     The books and records, financial and others, of CECC and Acquisition Group are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

     CECC and Acquisition Group have no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

     Section 1.4 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings or investigations pending or threatened by or against or affecting CECC or Acquisition Group or their properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of CECC or Acquisition Group. CECC and Acquisition Group are not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.5 MATERIAL CONTRACT DEFAULTS. CECC and Acquisition Group are not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of CECC or Acquisition Group, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which CECC or Acquisition Group has not taken adequate steps to prevent such a default from occurring.

     Section 1.6 INFORMATION. The information concerning CECC and Acquisition Group as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading. CECC `s filings with the SEC are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

     Section 1.7 TITLE AND RELATED MATTERS. Except as set forth in its SEC filings, CECC and Acquisition Group have good and marketable title to and are the sole and exclusive owner of all of their properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. CECC and Acquisition Group own free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with CECC's or Acquisition Group's business. No third party has any right to, and CECC and Acquisition Group have not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of CECC or Acquisition Group or any material portion of their properties, assets or rights.

     Section 1.8 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of CECC's knowledge and belief, CECC and Acquisition Group have complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of CECC or Acquisition Group or would not result in CECC or Acquisition Group incurring material liability. "Best knowledge and belief " shall mean within the context of this Agreement both what a Party knew as well as what the Party should have known had the Party exercised reasonable diligence. When used with respect to a Party other than a natural person, the term "best knowledge and belief" shall include matters that are known to the directors and officers of the Party.

     Section 1.9 INSURANCE. All of the insurable properties of CECC and Acquisition Group are insured for CECC's or Acquisition Group's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section 1.10 APPROVAL OF AGREEMENT. The directors of CECC and Acquisition Group have authorized the execution and delivery of the Agreement, and all other documents and instruments related thereto, by their duly authorized representatives, and have approved the transactions contemplated hereby.

     Section 1.11 MATERIAL TRANSACTIONS OR AFFILIATIONS. There are no material contracts or agreements of arrangement between CECC or Acquisition Group and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding common shares of CECC or Acquisition Group and which is to be performed in whole or in part after the date hereof. CECC and Acquisition Group have no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

     Section 1.12 NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which CECC or Acquisition Group is a party or to which any of its properties or operations are subject.

     Section 1.13 GOVERNMENTAL AUTHORIZATIONS. CECC and Acquisition Group have all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by CECC and Acquisition Group of this Agreement and the consummation of the transactions contemplated hereby.

     Section 1.14 EXCHANGE ACT REGISTRATION. As of the date hereof, (a) the CECC common stock is registered under Section
12(g) of the Exchange Act, and (b) CECC is in full compliance with all reporting requirements of the Exchange Act.

     Section 1.15 SEC DOCUMENTS AND FINANCIAL STATEMENTS. CECC has filed on a timely basis all documents required to be filed by it with the SEC. Complete and correct copies of the CECC SEC Documents have been made available to Availent. As of their respective dates, or if amended as of the date of the last such amendment, the CECC SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the CECC SEC Documents as of the date thereof contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Complete and accurate copies of the unaudited consolidated balance sheet, consolidated statements of operations, consolidated statements of stockholders' equity and consolidated statements of cash flows (together with any supplementary information thereto) of CECC have been provided to Availent. The CECC Financial Statements fairly present, in all material respects, the consolidated financial position of CECC, as of and for the respective dates thereof, and the consolidated results of its operations and its consolidated cash flows for the respective periods then ended (subject, in the case of the CECC Interim Financial Information, to normal year-end audit adjustments and to any other adjustments described therein) in conformity with GAAP during the periods involved (except as may be indicated therein or in the notes thereto and the CECC Interim Financial Information do not contain the footnotes required by
GAAP). CECC has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as may be required by GAAP.

     Section 1.16 FILINGS. CECC covenants that it will file a registration statement within sixty (60) days after the closing date of this transaction that shall include the shares underlying the preferred stock to be issued on conversion for the acquisition of Mortgage. CECC shall use its best efforts to have the registration statement declared effective at the earliest possible time and to maintain such effectiveness. CECC shall bear any and all expenses associated with the filing of the registration statement.

     Section 1.17   RESTRICTIVE LEGEND.  Certificates
representing the shares of CECC convertible preferred stock issued in connection with the Transaction shall be "restricted securities" under the Securities Act and shall bear the following restrictive legend:

          The shares represented by this certificate have not been registered under the Securities
          Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule
          144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     Section 1.18 DISSENTER RIGHTS. At all times, and as applicable, CECC and Availent shall comply with applicable Legal Requirements including, without limitation, the payment of cash for dissenting shares related to the "Legal Requirements" means applicable common law and any applicable statute, ordinance, code or other laws, rule, regulation, order, technical or other standard, requirement, judgment, or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority, including, without limitation, any order, decree, award, verdict, findings of fact, conclusions of law, decision or judgment, whether or not final or appealable, of any court, arbitrator, arbitration board or administrative agency. "Governmental Authority "shall mean any and all applicable foreign, federal, state or local governments, governmental institutions, public authorities and governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any division or instrumentalities thereof, whether permanent or ad hoc and whether now or hereafter constituted or existing.

                            ARTICLE II
            REPRESENTATIONS, COVENANTS AND WARRANTIES
                   OF AVAILENT FINANCIAL, INC.

     As an inducement to, and to obtain the reliance of CECC and Acquisition Group, Availent represents and warrants as follows:

     Section 2.1 ORGANIZATION. Availent is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Availent's certificate of incorporation or bylaws. Availent has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 2.2 SUBSIDIARIES. Availent has the following wholly owned subsidiaries:

               Availent Mortgage, Inc.

     Section 2.3    TAX MATTERS; BOOKS & RECORDS.

     The books and records, financial and others, of Availent are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;
and

     Except as set forth in Schedule 2.3 (b) hereof, Availent has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

     Availent shall remain responsible for all debts incurred prior to the closing.

     Section 2.4 INFORMATION. The information concerning Availent as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.5 TITLE AND RELATED MATTERS. Except as set forth on Schedule 2.5, Availent has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Availent owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with its business. Except as set forth in the attached Schedules, no third party has any right to, and Availent has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Availent or any material portion of its properties, assets or rights.

     Section 2.6 LITIGATION AND PROCEEDINGS. Except as set forth on Schedule 2.6, there are no actions, suits or proceedings pending or threatened by or against or affecting Availent, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on its business, operations, financial condition, income or business prospects. Availent does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.7    CONTRACTS.  On the Closing Date:

     Except as set forth on Schedule 2.7(a) hereof, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Availent is a party or by which it or any of its properties are bound;

     Except as set forth on Schedule 2.7(b) hereof, Availent is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Availent can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Availent; and

     Except as set forth on Schedule 2.7(c) hereof, Availent is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

     Section 2.8 NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Availent is a party or to which any of its properties or operations are subject.

     Section 2.9 MATERIAL CONTRACT DEFAULTs. Except as set forth on Schedule 2.9, to the best of Availent's knowledge and belief, Availent is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Availent, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Availent has not taken adequate steps to prevent such a default from occurring.

     Section 2.10 GOVERNMENTAL AUTHORIZATIONS. To the best of Availent's knowledge, Availent has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Availent of the transactions contemplated hereby.

     Section 2.11 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of Availent's knowledge and belief, Availent has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Availent or would not result in Availent's incurring any material liability.

     Section 2.12 INSURANCE. All of the insurable properties of Availent are insured for Availent's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section 2.13   APPROVAL OF AGREEMENT.  The directors of
Availent have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

     Section 2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. Except as set forth on Schedule 2.14, as of the Closing Date, there will exist no material contract, agreement or arrangement between Availent and any person who was at the time of such contract, agreement or arrangement an officer or director which is to be performed in whole or in part after the date hereof. Availent has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

                            ARTICLE III
            REPRESENTATIONS, COVENANTS AND WARRANTIES
                      OF AVAILENT MORTGAGE

     As an inducement to, and to obtain the reliance of CECC, Mortgage represents and warrants as follows:

     Section 3.1 ORGANIZATION. Mortgage is a corporation duly organized, validly existing and in good standing under the laws of Texas and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Mortgage's certificate of incorporation or bylaws. Mortgage has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 3.2    SUBSIDIARIES.  None.

     Section 3.3    TAX MATTERS; BOOKS & RECORDS.

     (a) The books and records, financial and others, of Mortgage are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;
and

     (b) Except as set forth in Schedule 3.3 (b) hereof, Mortgage has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

     (c) Except as set forth in Schedule 3.3 (c) hereof, Mortgage shall remain responsible for all debts incurred prior to the closing.

     Section 3.4 INFORMATION. The information concerning Mortgage as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 3.5 TITLE AND RELATED MATTERS. Except as set forth on Schedule 3.5, Mortgage has good and marketable title to and is the sole and exclusive owner of all of Mortgage's properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Mortgage owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Mortgage's business. Except as set forth in the attached Schedules, no third party has any right to, and Mortgage has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Mortgage or any material portion of its properties, assets or rights.

     Section 3.6 LITIGATION AND PROCEEDINGS. Except as set forth on Schedule 3.6, there are no actions, suits or proceedings pending or threatened by or against or affecting Mortgage, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Mortgage. Mortgage does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 3.7    CONTRACTS.  On the Closing Date:

     (a) Except as set forth on Schedule 3.7(a) hereof, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Mortgage is a party or by which it or any of its properties are bound;

     (b) Except as set forth on Schedule 3.7(b) hereof, Mortgage is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Mortgage can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Mortgage; and

     (c) Except as set forth on Schedule 3.7(c) hereof, Mortgage is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security
Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

     Section 3.8 NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Mortgage is a party or to which any of its properties or operations are subject.

     Section 3.9 MATERIAL CONTRACT DEFAULTS. Except as set forth on Schedule 3.9, to the best of Mortgage's knowledge and belief, Mortgage is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Mortgage, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Mortgage has not taken adequate steps to prevent such a default from occurring.

     Section 3.10 GOVERNMENTAL AUTHORIZATIONS. To the best of Mortgage's knowledge, Mortgage has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Mortgage of the transactions contemplated hereby.

     Section 3.11 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of Mortgage's knowledge and belief, Mortgage has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Mortgage or would not result in Mortgage's incurring any material liability.

     Section 3.12 INSURANCE. All of the insurable properties of Mortgage are insured for Mortgage's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section 3.13   APPROVAL OF AGREEMENT.  The directors of
Mortgage have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

     Section 3.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. As of the Closing Date, there will exist no material contract, agreement or arrangement between Mortgage and any person who was at the time of such contract, agreement or arrangement an officer or director which is to be performed in whole or in part after the date hereof. Mortgage has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

                            ARTICLE IV
             ACQUISITION PROCEDURE AND CONSIDERATION

     Section 4.1 ACQUISITION. CECC shall establish Acquisition Group as a wholly owned subsidiaryof CECC. At the closing of the transaction herein described, Acquisition Group shall acquire all of the issued and outstanding shares of Mortgage, subject to the terms and conditions herein. Upon the closing of the acquisition as herein described, CECC will give the following consideration:

     A. CECC shall issue to the shareholders of Availent ______ shares of CECC Redeemable Convertible Preferred Stock. This stock shall be convertible into CECC common stock beginning nine (9) months from the date hereof, on a quarterly basis for five consecutive quarters, pro-rata (20% per quarter), at a rate equal to three times the previous quarter's, pre-tax earnings of Acquisition Group.

     B. CECC shall cause a SB-2 registration statement to be filed with the SEC with respect to said shares underlying the preferred stock to be issued on conversion within sixty (60) days after the closing date of this transaction. CECC shall use its best efforts to have the registration statement declared effective at the earliest possible time and to maintain such effectiveness.
CECC shall bear any and all expenses associated with the filing of the registration statement.

     C. CECC shall infuse $1,500,000 in equity capital into Acquisition Group in the form of redeemable preferred stock in Mortgage with a ten (10%) percent dividend and redeemable upon spin out of Acquisition as set forth in Section 7.12. A mutually agreed upon use of proceeds shall be attached to the closing documents.

     D. CECC shall have the right to elect three of the five members of the Board of Directors of Mortgage. In accordance with the terms and provisions of the McGeeney Employment Agreement (herein so called), Patrick McGeeney, the current Chairman and CEO of Availent, will be appointed as the Chairman of the Board of Directors and Chief Executive Officer of Mortgage The Board of Directors of Mortgage shall hire a President and Chief Operating Officer of Mortgage with, among other personal attributes and qualifications, mortgage banking experience.

     E. CECC shall have the right to approve any bridge financing undertaken by Acquisition Group and the secured and unsecured noteholders of CEC have the right to approve of the sale of Mortgage.

     Section 4.2 LEAK OUT AGREEMENT. All of the Redeemable, Convertible Preferred shares issued to the Availent shareholders under this agreement shall be subject to a leak out agreement which prohibits Availent shareholders from converting the Preferred shares into common shares of CECC in a total amount equal to or greater than 10% of the fully issued and outstanding common shares of CECC at that time.

     Section 4.3 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practical, management of CECC and Availent shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

     Section 4.4 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be on or about
July  , 2004  ("Closing Date").

     Section 4.5    TERMINATION.

     (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either CECC or Availent, respectively, at any time prior to the Closing Date if:

          (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

          (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each Party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of CECC if Availent shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Availent contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Availent. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Availent if CECC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of CECC contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to CECC. If this Agreement is terminated pursuant to this paragraph (c) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     In the event of termination pursuant to paragraph (b) and
(c) of this Section 3.5, the breaching Party shall bear all of the expenses incurred by the other Party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated. Notwithstanding same, if the Agreement is terminated by CEC due to any breach of the Agreement by Availent as set forth in (b) above, Availent shall pay a liquidated damages penalty of $50,000 to CEC in addition to any other damages incurred by CEC due to the breach.

     Section 4.6 LIABILITIES OF MORTGAGE. Except as set forth in Schedule 3.3 (b) hereof, Availant agrees that it shall remain responsible for all of the liabilities of Mortgage prior to the Closing Date and shall indemnify CEC for all damages incurred by such liabilities in accordance with Section 5.6.

                            ARTICLE V
                        SPECIAL COVENANTS

     Section 5.1 ACCESS TO PROPERTIES AND RECORDS. Prior to closing, Availent will afford to the officers and authorized representatives of CECC full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of its affairs and each will furnish CECC with such additional financial and operating data and other information as to the business and properties, as CECC shall from time to time reasonably request.

     Section 5.2 AVAILABILITY OF RULE 144. CECC and Availent shareholders holding "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". The stockholders of CECC and Availent holding restricted securities of CECC and Availent as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third Party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

     Section 5.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE CECC COMMON SHARES TO BE ISUED IN THE EXCHANGE.
The consummation of this Agreement, including the issuance of the CECC Redeemable, Convertible Preferred Shares to the Shareholders of Availent as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Availent Shareholders acquire such securities.

     Section 5.4 THIRD PARTY CONSENTS. CECC and Availent agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 5.5    ACTIONS PRIOR AND SUBSEQUENT TO CLOSING.

     (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, CECC and Availent will each use its best efforts to:

          (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

         (iii) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business.

     (b) From and after the date of this Agreement until the Closing Date, CECC will not, without the prior consent of Availent:

          (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

          (ii) declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

         (iii) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

          (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

           (v) purchase or redeem any Common Shares.

     Section 5.6    INDEMNIFICATION.

     (a) CECC and Acquisition Group hereby agree to indemnify, defend and hold harmless Availent, each of the officers, agents and directors and current shareholders of Availent as of the Closing
Date against any loss, liability, claim, damage or expense
(including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

     (b) Availent hereby agrees to indemnify, defend and hold harmless CECC, each of the officers, agents, directors and current shareholders of CECC as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. In addition, Availent hereby agrees to indemnify CECC, each of the officers, agents, directors and current shareholders of CECC as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of any liability of Mortgage, known or unknown, prior to the Closing Date. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                            ARTICLE VI
         CONDITIONS PRECEDENT TO OBLIGATIONS OF AVAILENT

     The obligations of Availent under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by CECC and Acquisition Group in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and CECC and Acquisition Group shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by CECC or Acquisition Group prior to or at the Closing. Availent shall be furnished with a certificate, signed by a duly authorized officer of CECC and dated the Closing Date, to the foregoing effect.

     Section 6.2    DIRECTOR APPROVAL.  The Board of Directors of
CECC and Acquisition Group shall have approved this Agreement and the transactions contemplated herein.

     Section 6.3    OFFICER'S CERTIFICATE.   Availent  shall be
furnished with a certificate dated the Closing date and signed by a duly authorized officer of CECC to the effect that: (a) the representations and warranties of CECC and Acquisition Group set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and
(b) CECC and Acquisition Group have performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

     Section 6.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of CECC or Acquisition Group.

                           ARTICLE VII
           CONDITIONS PRECEDENT TO OBLIGATIONS OF CECC

     The obligations of CECC and Acquisition Group under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

     Section 7.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Availent in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Availent shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Availent prior to or at the Closing. CECC shall have been furnished with a certificate, signed by a duly authorized executive officer of Availent and dated the Closing Date, to the foregoing effect.

     Section 7.2    DIRECTOR APPROVAL.  The Board of Directors of
Availent shall have approved this Agreement and the transactions contemplated herein.

     Section 7.3 OFFICER'S CERTIFICATE. CECC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Availent to the effect that: (a) the representations and warranties of Availent set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Availent has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to CECC, Availent has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Availent, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Availent Schedules, by or against Availent which might result in any material adverse change in any of the assets, properties, business or operations of Availent.

     Section 7.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Availent.

     Section 7.5 OTHER ITEMS. CECC shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as CECC may reasonably request.

     Section 7.6 ACQUISITION OF BROYD, INC. The closing of this agreement shall be subject to the simultaneous closing of Acquisition Group's acquisition of Broyd, Inc. d/b/a First Texas
Residential.

     Section 7.7    SHAREHOLDER APPROVAL.  The Shareholders of
Availent shall have approved this Agreement and the transactions contemplated herein by a majority vote.

     Section 7.8 DUE DILIGENCE. The closing of this Agreement shall be subject to a satisfactory completion of due diligence on the officers and directors of Availent, Mortgage Corp., and Broyd, Inc.

     Section 7.9 ADVISCO CAPITAL CORP. LOAN. The closing of this agreement shall be subject to the simultaneous closing of CECC's loan with Advisco Capital Corp.

     Section 7.10 EMPLOYMENT AGREEMENTS. Successful execution of employment agreements by the principals of Mortgage and of Broyd, Inc., shall be made by CECC inclusive of incentives incorporating securities from CECC.

     Section 7.11 LINE OF CREDIT. A simultaneous closing of a warehouse line of credit of not less than $15,000,000 shall be obtained by CECC with the assistance of Knightsbridge Capital.

     Section 7.12 ACQUISITION GROUP SPIN-OUT. At closing, Acquisition Group shall enter into an agreement whereby it could participate in a registered spin-out from CECC. The Availent shareholders shall retain fifty (50%) of Acquisition Group and the spin out shall be subject to the written approval by CEC. Upon the spin out, the $1,500,000 in redeemable preferred stock set forth in Section 4.1(c) at a rate of 7.5% per quarter with a balloon payment for the balance after twenty-four (24) months.

     Section 7.13 SETTLEMENT AGREEMENTS. Availent and Mortgage shall provide proof that they have entered into settlement agreements with the secured and trade creditors, as well as with the Internal Revenue Service, on terms acceptable to CECC.

     Section 7.14 ACQUISITION GROUP DIRECTORS. At closing, Acquisition Group shall have a total of five directors. CECC shall have the right to appoint two of the directors for a minimum of a three year term. This provision shall survive any spin-off of Acquisition Group from CECC.

     Section 7.15 APPROVED AUDITING FIRM. Availent and CECC shall agree, prior to closing, as to the auditing firm to be used for the next two calendar years to audit Acquisition Group.

                           ARTICLE VIII
                          MISCELLANEOUS

     Section 8.1 BROKERS AND FINDERS. Each Party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the Parties together in the negotiation, execution, or consummation of this Agreement. The Parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying Party and such third person, whether express or implied from the actions of the indemnifying Party.

     Section 8.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas, United States of America.

     Section 8.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

               If to CECC:         30 Arbor Way
                                   Henderson, NV 89156

               If to Availent:     2720 Stemmons Freeway
                                   South Tower, Suite 600
                                   Dallas, Texas 75207
or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

     Section 8.4 ATTORNEYS' FEES. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching Party or Parties shall reimburse the non-breaching Party or Parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 8.5 CONFIDENTIALITY. In the event chat any Party hereto agrees with the other Party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except:
(i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     Section 8.6 SCHEDULES; KNOWLEDGE. Each Party is presumed to have full knowledge of all information set forth in the other
Party's schedules delivered pursuant to this Agreement.

     Section 8.7 THIRD PARTY BENEFICIARIES. This contract is solely between CECC and Availent and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 8.8 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the Parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the Parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all Parties hereto.

     Section 8.9 SURVIVAL. The representations, warranties and covenants of the respective Parties shall survive the Closing
Date.

     Section 8.10 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 8.11   AMENDMENT OR WAIVER.       Every right and
remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

     Section 8.12 EXPENSES. Each Party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

     Section 8.13 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     Section 8.14 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the Parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any Party without the prior written consent of the other Party.

     Section 8.15   PUBLIC ANNOUNCEMENTS.    Except as may be
required by law, neither Party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other Party hereto.

     Section 8.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective Parties hereto.

     Section 8.17   FAILURE OF CONDITIONS; TERMINATION.     In
the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the Parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the Party that has failed to fulfill the conditions specified in this Agreement will liable for the other Party's legal fees. The election to proceed shall not affect the right of such electing Party reasonably to require the other Party to continue to use its efforts to fulfill the unmet conditions.

     Section 8.18   NO STRICT CONSTRUCTION.  The language of this
Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either
Party hereto.

     Section 8.19   EXECUTION KNOWING AND VOLUNTARY.   In
executing this Agreement, the Parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     Section 8.20 AMENDMENT. At any time after the Closing Date, this Agreement may be amended by a writing signed by both Parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

     IN WITNESS WHEREOF, the corporate Parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into this ___ day of July, 2004.

                              CEC INDUSTRIES, CORP.


                              -----------------------------
                              Brian Dvorak, President/CEO


                              AVAILENT ACQUISITION GROUP, INC.


                              ------------------------------



                              AVAILENT FINANCIAL, INC.


                              ------------------------------
                              Patrick McGeeney, President/CEO


     WITH REGARD TO THE REPRESENTATIONS SET FORTH IN ARTICLE 3

                              AVAILANT MORTGAGE, INC.


                              ------------------------------

                        Schedule 2.3 (b)
                        ----------------

Dallas County Tax Office           Approximately  $6480.23

                          Schedule 2.5
                          ------------

Equipment listed on the most recent Availent Financial balance sheet has the following liens securing the following notes:

Notes Payable      Bobby Lutz           $375,000    Availent   secured
                                                    Financial
Notes Payable      Bobby Lutz             25,000    Availent   secured
                                                    Financial
Notes Payable      Bobby Lutz            125,000    Availent   secured
                                                    Financial
Notes Payable      Marilyn Bunch           5,000    Availent   secured
                                                    Financial
Notes Payable      Inwood Bank            40,000    Availent   secured
                                                    Financial
Notes Payable      Lori McColl            40,000    Availent   secured
                                                    Financial
Notes Payable      John Gross            200,000    Availent   secured
                                                    Financial
Notes Payable      Kelley Bergstrom      125,000    Availent   secured
                                                    Financial
Notes Payable      Kelley Bergstrom      402,000    Availent   secured
                                                    Financial
Notes Payable      Charles Rabie          53,000    Availent   secured
                     Trust                          Financial

                          Schedule 2.6
                          ------------

Pending Litigation:

Bowne of Dallas, LP

Jason Nichols

Jason Hartman

Natash, Ltd.

Jeff Wasserman

Patricia Arst

Judgments:

Jason Nichols            Approximately $43,000

Jeff Wasserman           Approximately $62,000

Patricia Arst            Approximately $18,000

Philip Corley            Approximately $25,000

                         Schedule 2.7(a)
                         ---------------

Availent Financial Leases:

Citicorp Vendor Finance:  Lease Number- 2836780

                         Schedule 2.7(b)
                         ---------------

Judgments:

Jason Nichols            Approximately $43,000

Jeff Wasserman           Approximately $62,000

Patricia Arst            Approximately $18,000

Philip Corley            Approximately $25,000

                         Schedule 2.7(c)
                         ---------------

Five year Employment Agreement for Patrick A. McGeeney.

Availent Financial, Inc. Equity Incentive Plan

Stock Option Agreements for Patrick A. McGeeney.

Stock Option Agreements for Michael L. Banes.

Availent Financial 401(k) Plan

Consulting Agreement with Kelley Bergstrom.

Consulting Agreement with Bobby Lutz.

                          Schedule 2.9
                          ------------

Availent Financial is behind on lease payments to:

Citicorp Vendor Finance:  Lease Number -2836780

Citcorp Vendor Finance is the finance company for a copier.

                          Schedule 2.14
                          -------------

Availent Financial, Inc. Equity Incentive Plan

Stock Option Agreements for Patrick A. McGeeney

Stock Option Agreements for Michael L. Banes

                         Schedule 3.3(b)
                         ---------------

IRS Federal Tax Lien:              Approximately $692,000

Texas Workforce Commission:        Approximately $20,919.62

Alabama Unemployment:              Approximately $405

California Unemployment:           Approximately $379.23

Indiana Unemployment:              Approximately $280.80

Louisiana Unemployment:            Approximately $383.32

Mississippi Employment
Security Commission:               Approximately $2278.21

Alabama Income Tax:                Approximately $2949.15

California Income Tax:             Approximately $38.38

Louisiana Income Tax:              Approximately $2739.89

Mississippi Income Tax:            Approximately 7477.82

                         Schedule 3.3(c)
                         ---------------

IRS Tax Lien:            Approximately $692,000

Bobby Lutz:                   $32,000

                          Schedule 3.5
                          ------------

IRS Tax Lien:       Approximately $692,000

                          Schedule 3.6
                          ------------

Pending Litigation:

Burns and Company vs. Availent Mortgage, Inc.

Judgments:

Patricia Mahony          Approximately $14,767 and $4,891

Philip Corley            Approximately $25,000

                         Schedule 3.7(a)
                         ---------------

Availent Mortgage Leases:

Citicorp Vendor Finance--Lease Number- 2836781
          --Lease Number- 3570760

Dell Financial Services-Lease Number- 003-1997303-003
          ---Lease Number- 001-1997303-001
          ---Lease Number- 003-1997303-002

Contracts:

Availent-Beth Wolff, Ltd

                         Schedule 3.7(b)
                         ---------------

Judgments:

Patricia Mahony     Approximately $14,767 and $4,891.

Philip Corley       Approximately $25,000

                         Schedule 3.7(c)
                         ---------------

Five year Employment Agreement for Michael L. Banes.

                          Schedule 3.9
                          ------------

Availent Mortgage is behind on lease payments to:

Citicorp Vendor Finance:  Lease Number -2836781
               Lease Number --3570760

Citcorp Vendor Finance is the finance company for copiers.

Dell Financial Services:  Lease Number - 003-1997303-003
          Lease Number - 001-1997303-001
          Lease Number - 003-1997303-002

Dell Financial Services is the finance company for computers and printers.